UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 25, 2003

CONCENTRA OPERATING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-15699	75-2822620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5080 Spectrum Drive Suite 400—West Tower Addison, Texas		75001
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 364-8000

Not Applicable

(former address if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Unaudited Quarterly Statements of Cash Flows for 2001 and 2002

99.2 Unaudited Reconciliations of Operating Cash Flows to EBITDA for 2001 and 2002

Item 9. Regulation FD Disclosure

As previously disclosed, Concentra Operating Corporation’s (the “Company”) results were restated to reflect the historical results of its acquisitions of Em3 Corporation (“Em3”) and OccMed Systems, Inc. (“OccMed”). These acquisitions were effective December 1, 2002. Because the Company’s primary shareholder, Welsh, Carson, Anderson & Stowe (“WCAS”), also controlled these two acquired companies, the accounting for these acquisitions is viewed as a reorganization of entities under common control. Accordingly, the historical costs of the acquired companies’ assets and liabilities have been utilized as if WCAS contributed their equity interests in the acquired companies to the Company at their historical cost. The remaining equity interests acquired by the Company were accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations, whereby assets and liabilities are “stepped-up” to fair value with the remainder allocated to goodwill. Accordingly, the Company has consolidated Em3’s and OccMed’s historical financial statements with those of the Company, and the equity interests of other investors, which were 34% in the case of Em3 and 31% in the case of OccMed, have been reflected as a “minority interest” in the Company’s financial statements for periods prior to December 1, 2002.

Because of the accounting treatment described above, the amounts reported in the Company’s current consolidated financial statements differ from amounts previously reported in its 2000, 2001 and 2002 Forms 10-Q. We provided quarterly Balance Sheets and Statements of Operations for 2001 and 2002 based on the current presentation in our Form 8-K filed on February 13, 2002 with the Securities and Exchange Commission. Exhibits 99.1 and 99.2 are provided to ensure that all investors have access to the Company’s historical unaudited quarterly Statements of Cash Flows for 2001 and 2002 and quarterly Reconciliations of Operating Cash Flows to Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) for 2001 and 2002 based on the current presentation. Computations of EBITDA have been provided in this Form 8-K primarily due to the use of this measure by the holders of the Company’s 13% senior subordinated notes, and other lenders, for purposes of determining the Company’s performance in light of its debt covenant requirements, which are stated in its debt agreements as measures that relate to EBITDA. Please see the EBITDA schedule herein for a description regarding the limitations, computation and utilization of this measure.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA OPERATING CORPORATION (Registrant)

By:	/s/ Richard A. Parr II
Name:	Richard A. Parr II
Title:	Executive Vice President, General Counsel & Secretary

Date: April 25, 2003

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INDEX TO EXHIBITS

EXHIBIT NUMBER

99.1	Unaudited Quarterly Statements of Cash Flows for 2001 and 2002

99.2	Unaudited Reconciliations of Operating Cash Flows to EBITDA for 2001 and 2002

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